                             LETTER OF TRANSMITTAL

       TO TENDER SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK

                                       OF

                            BLOCK DRUG COMPANY, INC.
                                       AT
                              $53.00 NET PER SHARE
                                       BY

                              SB ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF

                             SMITHKLINE BEECHAM PLC

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
         CITY TIME, ON DECEMBER 13, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                                 HSBC BANK USA

             By Mail, Hand or Courier:                          By Facsimile Transmission:
                   HSBC Bank USA                             (For Eligible Institutions Only)
                  Issuer Services                                     (212) 658-2292
               140 Broadway, Level A
           New York, New York 10005-1180                      Confirm Facsimile Transmission
                                                             By Telephone Only: (800) 662-9844

------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                  SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON           (ATTACH ADDITIONAL LIST IF NECESSARY)
CERTIFICATE(S))
------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                                   OF SHARES         NUMBER OF
                                                                CERTIFICATE      REPRESENTED BY        SHARES
                                                                NUMBER(S)(*)    CERTIFICATE(S)(*)   TENDERED(**)
                                                              ----------------------------------------------

                                                              ----------------------------------------------

                                                              ----------------------------------------------

                                                              ----------------------------------------------

                                                              ----------------------------------------------

                                                              ----------------------------------------------

                                                              ----------------------------------------------

                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------------------
  (*) Need not be completed by Book-Entry Shareholders.
 (**) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See
   Instruction 4.
------------------------------------------------------------------------------------------------------------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                     ABOVE OR TRANSMISSION OF INSTRUCTIONS
VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
                          CAREFULLY BEFORE COMPLETING
                          THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    ----------------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to SB Acquisition Corp., a New Jersey corporation ("Purchaser") and a wholly-owned subsidiary of SmithKline Beecham plc, a public limited company organized under the laws of England and Wales ("Parent"), the above-described shares of Class A common stock, par value $.10 per share, and/or Class B common stock, par value $.10 per share (as appropriate) (the "Class A Stock" and the "Class B Stock," respectively, and collectively, the "Shares"), of Block Drug Company, Inc., a New Jersey corporation (the "Company"), pursuant to the Offer to Purchase, dated October 19, 2000 (the "Offer To Purchase"), at a price of $53.00 per Share, net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

     On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby, and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the Purchase Date (collectively, "Distributions"), and appoints HSBC Bank USA (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined below) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer. For the avoidance of doubt, the undersigned will be entitled to all Distributions in respect of such Shares prior to the Purchase Date. As used herein the term "Purchase Date" means the date on which tendered Shares are accepted for payment under the Offer and the Purchaser is obligated to purchase and pay for the Shares under the Offer.

     The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights, if any, to the extent permitted under applicable law, with respect to such Shares (and any associated Distributions), including voting at any meeting of shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: [ ] Check and/or [ ] Certificates to:

Name:
-------------------------------------------------------
                                 (PLEASE PRINT)

Address:
-------------------------------------------------------

-------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver:  [ ] Check and/or [ ] Certificates to:

Name:
-------------------------------------------------------
                                 (PLEASE PRINT)

Address:
-------------------------------------------------------

-------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                             IMPORTANT -- SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated:
------------------------, 2000

(Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------
Tax Identification or Social Security No.:
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Name of Firm:
--------------------------------------------------------------------------------

Dated:
------------------------, 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer ("Book-Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent's Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

     Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), as well as a Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

     A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box titled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or Share Certificates not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at its address set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser's expense.

     9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below, or otherwise establish such shareholder's exemption to the satisfaction of the Depositary. Failure to provide the information on the form may subject the tendering shareholder to 31 percent federal income tax backup withholding on the payment of the purchase price. The tendering shareholder may write "Applied For" in Part I of the Form if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the shareholder has written "Applied for" in Part I of the Form, the shareholder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that "Applied For" is written in Part I of the Substitute Form W-9 and that the shareholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will withhold 31 percent of all payments of the purchase price thereafter until a TIN is provided to the Depositary, unless the shareholder has filed a Form W-8BEN or otherwise established an exemption. See Important Tax Information below.

     10. Lost, Destroyed, Mutilated or Stolen Certificates. If any Share Certificate(s) has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify the Company's stock transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attention:
Denise Tomasulo. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such shareholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is his or her social security number. If a shareholder fails to provide a correct TIN to the Depositary, such shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31 percent.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must generally submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 31 percent of any payments made to the shareholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     If backup withholding applies and "Applied For" is written in Part I of the Substitute Form W-9 and the Shareholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will retain 31 percent of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a shareholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such shareholder. If a shareholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 31 percent of any payment of the purchase price for the tendered Shares made to such shareholder thereafter unless such shareholder furnishes a TIN to the Depositary prior to such payment.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a shareholder whose tendered Shares are accepted for purchase for shareholders other than foreign persons who provide an appropriate Form W-8BEN, the shareholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the shareholder's correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding;
(ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. The shareholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)

                              PAYER: HSBC BANK USA

                                        Name:
 SUBSTITUTE                             ----------------------------------------------------------------------------
 FORM W-9                               Address:
                                        ----------------------------------------------------------------------------
                                                                                ------------------------------------

 DEPARTMENT OF THE TREASURY             Check appropriate box:                  SSN: -------------------------------
 INTERNAL REVENUE SERVICE               Individual [ ]          Corporation [ ] EIN: -------------------------------
                                        Partnership [ ]            Other (specify) [ ]
                                        PART I.  Please provide your taxpayer
                                                 identification number in the
                                                 space at right. If awaiting
                                                 TIN, write "Applied For" in
                                                 space at right and complete
                                                 the Certificate of Awaiting
                                                 Taxpayer Identification
                                                 Number below.
                                        ----------------------------------------------------------------------------
 REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)            PART II. For Payees exempt from backup withholding, see the enclosed
 AND CERTIFICATION                      "Guidelines for Certification of Taxpayer Identification Number on
                                                 Substitute Form W-9" and complete as instructed therein.
--------------------------------------------------------------------------------------------------------------------
 PART III. CERTIFICATION
 Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------------------------------------------

 Signature
 -------------------------------------------------------------------------------------------------------------------
   Date                                 2000
         ------------------------------,

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART I OF THIS SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to a 31 percent backup withholding tax until I provide a properly certified taxpayer identification number.

Signature                                                       Date
---------------------------------------------------------------     ----------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        The Depositary for the Offer is:

                                 HSBC BANK USA

                           By Mail, Hand or Courier:
                                 HSBC Bank USA
                                Issuer Services
                             140 Broadway, Level A
                         New York, New York 10005-1180

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 658-2292

                         Confirm Facsimile Transmission
                               By Telephone Only:
                                 (800) 662-9844

                    The Information Agent for the Offer is:

                           [MORROW & CO., INC. LOGO]

                          445 Park Avenue, 5(th) Floor
                            New York, New York 10022
                          Call Collect (212) 754-8000
                    Banks and Brokerage Firms, Please Call:
                                 (800) 662-5200

                    SHAREHOLDERS PLEASE CALL: (800) 566-9061

                      The Dealer Manager for the Offer is:

                                LEHMAN BROTHERS

                          Three World Financial Center
                                200 Vesey Street
                            New York, New York 10285

                 Call collect: (212) 526-3968 or (212) 526-5661

October 19, 2000